UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

Goldman Sachs Middle Market Lending Corp.

(Exact name of registrant as specified in charter)

Delaware	000-55746	81-2506508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York		10282
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on December 9, 2019, Goldman Sachs Middle Market Lending Corp., a Delaware corporation (“MMLC”), entered into the Agreement and Plan of Merger (the “Original Merger Agreement”), with Goldman Sachs BDC, Inc., a Delaware corporation (“GSBD”), Evergreen Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of GSBD (“Merger Sub”) and Goldman Sachs Asset Management, L.P., a Delaware limited partnership and investment adviser to each of GSBD and MMLC (“GSAM,” and together with GSBD, MMLC and Merger Sub, the “Parties”).

Due to the volatility of the market price of GSBD common stock precipitated by the COVID-19 pandemic, it became unclear whether a closing condition in the Original Merger Agreement that required MMLC stockholders to receive shares of GSBD common stock that have a market value in excess of MMLC’s net asset value would be satisfied. As a result, on June 11, 2020, the Parties amended and restated the Original Merger Agreement in its entirety (as amended and restated, the “Amended and Restated Merger Agreement”) to, among other things, change the consideration to be paid to MMLC stockholders from 0.9939 shares of GSBD common stock for each share of MMLC common stock under the Original Merger Agreement to net asset value (“NAV”) for net asset value (i.e., a number of shares of GSBD common stock with a NAV equal to the NAV per share of MMLC common stock, each determined no earlier than 48 hours (excluding Sundays and holidays) prior to the effective time of the Initial Merger) (the “Exchange Ratio”).

The Amended and Restated Merger Agreement provides that, on the terms and subject to the conditions set forth in the Amended and Restated Merger Agreement, Merger Sub will merge with and into MMLC, with MMLC continuing as the surviving company and as a wholly-owned subsidiary of GSBD (the “Initial Merger”) and, immediately thereafter, MMLC will merge with and into GSBD, with GSBD continuing as the surviving company (the “Second Merger” and, together with the Initial Merger, the “Mergers”). The boards of directors of both GSBD and MMLC, including all of the respective independent directors, in each case, on the recommendation of a special committee (such company’s “Special Committee”) comprising solely of the independent directors of GSBD or MMLC, as applicable, have approved the Amended and Restated Merger Agreement and the transactions contemplated therein. The Parties intend the Mergers to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

In the Initial Merger, each share of MMLC common stock issued and outstanding immediately prior to the effective time of the Initial Merger (other than certain excluded shares as described in the Amended and Restated Merger Agreement) will be converted into the right to receive a number of shares of GSBD common stock equal to the Exchange Ratio. Any holder of MMLC common stock converted pursuant to the Initial Merger that would otherwise have been entitled to receive a fraction of a share of GSBD common stock will receive cash in lieu thereof.

The Amended and Restated Merger Agreement contains representations, warranties and covenants, including, among others, covenants relating to the operation of each of GSBD’s and MMLC’s businesses during the period prior to the closing of the Merger. GSBD and MMLC have agreed to convene and hold stockholder meetings for the purpose of obtaining the approvals required of GSBD’s and MMLC’s stockholders, respectively, and the boards of directors of GSBD and MMLC have agreed to recommend that their respective stockholders approve the applicable proposals (as described below).

In connection with the transaction, GSBD will adopt an amended and restated certificate of incorporation to be effective upon the closing of the Second Merger (the “GSBD Charter Amendment”) that will generally restrict all stockholders who received shares of GSBD common stock in the Initial Merger (the “Affected Stockholders”) from transferring their respective shares for at least 90 days following the date of filing of the GSBD Charter Amendment (the “Filing Date”), subject to a modified lock-up schedule thereafter (lock-up restrictions on 1/3 of the Affected Stockholders’ shares will lapse after 90 days from the Filing Date, lock-up restrictions on an additional 1/3 of the Affected Stockholders’ shares will lapse after 180 days from the Filing Date, and lock-up restrictions on the remaining 1/3 of the Affected Stockholders’ shares will lapse after 270 days from the Filing Date).

The Amended and Restated Merger Agreement provides that neither GSBD nor MMLC may solicit proposals relating to alternative transactions, or, subject to certain exceptions, initiate or participate in discussions or negotiations regarding, or provide information with respect to, any proposal for an alternative transaction. However, each of the GSBD board of directors and the MMLC board of directors may, subject to certain conditions, change its recommendation to the applicable stockholders or terminate the Amended and Restated Merger Agreement and enter into an agreement with respect to, in the case of GSBD, a “GSBD Superior Proposal” or, in the case of MMLC, a “MMLC Superior Proposal” (each as defined in the Amended and Restated Merger Agreement) if it determines in its reasonable good faith judgment, after consultation with its outside legal counsel and on the recommendation of the applicable Special Committee, that the failure to take such action would be reasonably likely to breach its fiduciary duty under applicable law (taking into account any changes to the Amended and Restated Merger Agreement proposed by MMLC or GSBD, as applicable).

Consummation of the Initial Merger, which is currently anticipated to occur during the fourth quarter of calendar year 2020, is subject to certain closing conditions, including (1) adoption of the Amended and Restated Merger Agreement by a majority of the outstanding shares of MMLC common stock and by a majority of the outstanding shares of MMLC common stock not held by GSAM or its affiliates, (2) adoption of the Amended and Restated Merger Agreement by a majority of the outstanding shares of GSBD common stock and by a majority of the outstanding shares of GSBD common stock not held by GSAM or its affiliates, (3) approval of the issuance of GSBD common stock to be issued in the Initial Merger by a majority of the votes cast by the GSBD stockholders on the matter, (4) the requisite approval of GSBD stockholders of the GSBD Charter Amendment, (5) the requisite approval of MMLC stockholders of the GSBD Charter Amendment, (6) the absence of certain legal impediments to the consummation of the Mergers, (7) effectiveness of the registration statement for the GSBD common stock to be issued as consideration in the Initial Merger, (8) approval for listing on the New York Stock Exchange of the GSBD common stock to be issued as consideration in the Initial Merger, (9) subject to certain materiality standards, the accuracy of the representations and warranties and compliance with the covenants of each party to the Amended and Restated Merger Agreement, (10) required regulatory approvals, and (11) a requirement that the existing GSBD credit facility be maintained or expanded to permit the repayment of the existing MMLC credit facility in full at the closing.

The Amended and Restated Merger Agreement also contains certain termination rights in favor of GSBD and MMLC, including if the Initial Merger is not completed on or before February 24, 2021 or if the requisite approvals of GSBD stockholders or MMLC stockholders are not obtained.

The description above is only a summary of the material provisions of the Amended and Restated Merger Agreement and is qualified in its entirety by reference to a copy of the Amended and Restated Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

The representations and warranties and covenants set forth in the Amended and Restated Merger Agreement have been made only for purposes of such agreement and were solely for the benefit of the parties to the Amended and Restated Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures made for purposes of allocating contractual risk between the parties to the Amended and Restated Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Amended and Restated Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Amended and Restated Merger Agreement, and not to provide investors with any factual information regarding the parties to the Amended and Restated Merger Agreement or their respective businesses.

Item 7.01. Regulation FD Disclosure.

On June 11, 2020, MMLC and GSBD issued a joint press release announcing the entry into the Amended and Restated Merger Agreement. The press release is furnished herewith as Exhibit 99.1.

On June 11, 2020, MMLC and GSBD provided an investor presentation in connection with the entry into the Amended and Restated Merger Agreement. The investor presentation is furnished herewith as Exhibit 99.2.

On June 11, 2020, GSAM announced that it will waive a portion of its incentive fee for the four quarters of 2021 (Q1 2021 through and including Q4 2021) payable pursuant to the Investment Advisory Agreement for each such quarter in an amount sufficient to ensure that GSBD’s net investment income per weighted average share outstanding for such quarter is at least $0.48 per share. This waiver helps to ensure that the distributions paid to GSBD’s stockholders are not a return of capital for tax purposes. This waiver is an addition to the existing waiver with the same terms that applies through the end of 2020.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results of GSBD, MMLC, or, following the Mergers, the combined company and involve a number of risks and uncertainties. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings made by GSBD and MMLC with the Securities and Exchange Commission (“SEC”), including those contained in the Proxy Statement (as defined below), when such documents become available. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include: the ability of the parties to consummate the Mergers on the expected timeline, or at all, failure of GSBD or MMLC to obtain the requisite stockholder approval for the Proposals (as defined below) as set forth in the Proxy Statement, the ability to realize the anticipated benefits of the Mergers, effects of disruption on the business of GSBD and MMLC from the proposed Mergers, the effect that the announcement or consummation of the Mergers may have on the trading price of GSBD’s common stock on New York Stock Exchange; the combined company’s plans, expectations, objectives and intentions as a result of the Mergers, any decision by MMLC to pursue continued operations, any termination of the Amended and Restated Merger Agreement, future operating results of GSBD or MMLC, the business prospects of GSBD and MMLC and the prospects of their portfolio companies, actual and potential conflicts of interests with GSAM and other affiliates of GSAM, general economic and political trends and other factors, the dependence of GSBD’s and MMLC’s future success on the general economy and its effect on the industries in which they invest; and future changes in laws or regulations and interpretations thereof. Neither GSBD nor MMLC undertakes any duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Additional Information and Where to Find It

This communication relates to a proposed business combination involving GSBD and MMLC, along with related proposals for which stockholder approval will be sought (collectively, the “Proposals”). In connection with the Proposals, each of GSBD and MMLC intend to file relevant materials with the SEC, including a registration statement on Form N-14, which will include a joint proxy statement of GSBD and MMLC and a prospectus of GSBD (the “Proxy Statement”). The Proxy Statement will be mailed to stockholders of GSBD and MMLC. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. STOCKHOLDERS OF EACH OF GSBD AND MMLC ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GSBD, MMLC, THE MERGERS AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov or, for documents filed by GSBD, from GSBD’s website at http://www.GoldmanSachsBDC.com.

Participants in the Solicitation

GSBD and MMLC and their respective directors, executive officers and certain other members of management and employees of GSAM and its affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of GSBD and MMLC in connection with the Proposals. Information about the directors and executive officers of GSBD is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on May 12, 2020. Information about the directors and executive officers of MMLC is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 27, 2020 and its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on September 11, 2019. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the GSBD and MMLC stockholders in connection with the Proposals will be contained in the Proxy Statement and other relevant materials to be filed with the SEC when such documents become available. This document may be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Amended and Restated Agreement and Plan of Merger, by and among Goldman Sachs BDC, Inc., Goldman Sachs Middle Market Lending Corp., Evergreen Merger Sub Inc., and Goldman Sachs Asset Management, L.P., dated as of June 11, 2020.

99.1	Joint press release of Goldman Sachs BDC, Inc. and Goldman Sachs Middle Market Lending Corp., dated as of June 11, 2020.

99.2	Joint investor presentation of Goldman Sachs BDC, Inc. and Goldman Sachs Middle Market Lending Corp., dated as of June 11, 2020.

*

Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Goldman Sachs Middle Market Lending Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goldman Sachs Middle Market Lending Corp.

Date: June 11, 2020	By:	/s/ Jonathan Lamm
		Name:	Jonathan Lamm
		Title:	Chief Financial Officer and Treasurer